SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 26, 1996

                           Date of Report: May 6, 1996


                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.

           (Exact name of registrants as specified in their charters)


                                    Delaware

         (State or other jurisdictions of incorporation or organization)


   33-53379                                             43-1698481
   33-53379 - 01                                        43-1677595

(Commission File Numbers)                 (I.R.S. Employer Identification Nos.)


                   One Liberty Plaza, Liberty, Missouri 64068

          (Address of principal executive offices, including zip code)


                                 (816) 792-1600

              (Registrants' telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  The consolidated financial statements of Skelgas Propane, Inc. as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, together with the reports of Deloitte & Touche, Chartered Accountants (Markham, Canada) and Deloitte & Touche LLP (Kansas City, Missouri) with respect thereto, and as of April 30, 1996 and for the four months ended April 30, 1996 and 1995 (unaudited) are filed as Exhibit 99.3 to this Current Report.


         (b)      Pro forma financial information.

                  The unaudited pro forma combined financial statements of Ferrellgas Partners, L.P. and Skelgas Propane, Inc. as of April 30, 1996, for the nine months ended April 30, 1996 and for the fiscal year ended July 31, 1995, are filed as Exhibit 99.4 to this Current Report.


         (c)      Exhibits.

                  The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.


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




                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FERRELLGAS, L.P.

                                By:      FERRELLGAS, INC. (General Partner)

                                By:      /s/ Danley K. Sheldon
                                        ------------------------------------
                                             Danley K. Sheldon
                                             Senior Vice President and Chief
                                             Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)



Date:  July 12, 1996

                                FERRELLGAS FINANCE CORP.


                                By:      /s/ Danley K. Sheldon
                                         ------------------------------------
                                             Danley K. Sheldon
                                             Senior Vice President and Chief
                                             Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)



Date:  July 12, 1996




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

                                  EXHIBIT INDEX



Exhibit No.                             Description of Exhibit

  3.1 Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. dated as of April 23, 1996 (Incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q filed June 12, 1996.)

 99.3             Consolidated  financial  statements of Skelgas Propane,  Inc.
                  as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, together with the reports of Deloitte & Touche, Chartered Accountants (Markham, Canada) and Deloitte & Touche LLP (Kansas City, Missouri) with respect thereto, and as of April 30, 1996 and for the four months ended April 30, 1996 and 1995 (unaudited).

 99.4 Pro forma combined financial statements of Ferrellgas Partners, L.P. and Skelgas Propane, Inc. as of April 30, 1996, for the nine months ended April 30, 1996 and for the fiscal year ended July 31, 1995.



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